Exhibit 99.1

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS OPERATING FFO PER DILUTED SHARE OF $0.29

FOR THE QUARTER ENDED SEPTEMBER 30, 2014

BEACHWOOD, OHIO, October 27, 2014 – DDR Corp. (NYSE: DDR) today announced operating results for the third quarter ended September 30, 2014.

Significant Third Quarter Activity

•	Generated Operating FFO of $0.29 per diluted share, a 3.6% increase from the third quarter of 2013

•	Executed 342 new leases and renewals for 2.7 million square feet

•	Increased the U.S. portfolio leased rate by 30 basis points to 95.6% from 95.3% at June 30, 2014 and by 80 basis points from 94.8% at September 30, 2013

•	Generated positive new leasing spreads of 23.6% on a pro rata basis, and positive renewal leasing spreads of 8.2% on a pro rata basis

•	Generated same store net operating income growth of 3.1% at 100% ownership and on a pro rata basis compared to the prior year

•	Acquired sole ownership of eight prime power centers, including seven from an existing joint venture with Blackstone, for $409 million at DDR’s share

•	Sold $297 million of assets; DDR’s pro rata gross proceeds were $290 million

•	In October, closed on a new unconsolidated joint venture with Blackstone that acquired a portfolio of 71 shopping centers with a total cost of $1.93 billion

“The continued execution of our strategic plan has resulted in another consistently strong quarter,” commented Daniel B. Hurwitz, DDR’s chief executive officer. “Our portfolio and operating platform continue to perform at a high level and the outlook for our business remains robust.”

Financial Highlights

•	Third quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $16.2 million to $106.2 million, or $0.29 per diluted share, compared to $90.0 million, or $0.28 per diluted share, for the prior-year comparable period.

•	Third quarter net income attributable to common shareholders was $63.0 million, or $0.17 per diluted share, which compares to net loss of $7.0 million, or $0.02 per diluted share, for the prior-year comparable period.

Significant Third Quarter Operating Activity

•	Executed 148 new leases totaling 0.7 million square feet at positive spreads of 23.6% on a pro rata basis

•	Executed 194 renewal leases totaling 2.0 million square feet at positive spreads of 8.2% on a pro rata basis

•	Increased the annualized base rent per occupied square foot to $13.65 at September 30, 2014 as compared to $13.19 at September 30, 2013

Significant Third Quarter Transactional Activity

•	Acquired sole ownership of a portfolio of seven prime power centers totaling 2.3 million square feet that were previously owned in a joint venture with Blackstone for $377 million at DDR’s share. The investment was funded through a combination of preferred equity repayment, the assumption of existing mortgage debt and cash.

•	Acquired one consolidated prime power center totaling 0.2 million square feet for $31.5 million.

•	Sold seven consolidated operating shopping centers totaling 2.0 million square feet and two land parcels generating gross proceeds of $263 million. A net gain of $59.4 million was recorded related to these sales. One of the land parcels sold was the entire remaining acreage of land held for development in Russia. The Company no longer has any real estate investments in Russia.

•	In October, acquired (through a joint venture with partner, Blackstone) a portfolio of 71 shopping centers from American Realty Capital Properties, Inc. The joint venture assumed approximately $437 million of senior non-recourse debt and has also originated an additional $800 million non-recourse loan facility. The Company’s investment includes $20 million of common equity and $300 million in preferred equity with a fixed dividend rate of 8.5% and the Company will provide customary leasing and management services. An affiliate of Blackstone owns 95% of the common equity of the joint venture and an affiliate of DDR owns the remaining 5%. DDR has the right of first offer to acquire ten of the assets under specified conditions consistent with past transactions with Blackstone.

CEO Succession

•	As previously announced, Daniel B. Hurwitz, chief executive officer, and the Board of Directors agreed not to renew Mr. Hurwitz’s employment agreement, which expires December 31, 2015. The Board of Directors has retained an executive search firm to assist in the process of securing Mr. Hurwitz’s successor.

2014 Guidance

•	The Company is revising its 2014 guidance for Operating FFO to a range between $1.15 to $1.17 per diluted share from $1.14 to $1.18 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three-month period ended September 30, 2014. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 456 value-oriented shopping centers representing 125 million square feet in 42 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com, as well as on Twitter, LinkedIn and Facebook.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, October 28, 2014, at 10:00 a.m. Eastern Time. To participate, please dial 866.318.8614 (domestic) or 617.399.5133 (international) at least ten minutes prior to the scheduled start of the call. When prompted, provide the passcode: 73809437. The conference call webcast will be recorded and available for replay beginning at 12:00 p.m. ET on October 28, 2014 through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	3Q14	3Q13	9M14	9M13
Revenues:
Minimum rents (1)	$175,771	$140,389	$518,838	$406,274
Percentage rent	519	854	2,810	3,116
Recoveries	59,261	45,963	175,353	133,234
Ancillary income	6,476	7,795	18,829	20,698
Other revenues (2)	922	1,116	5,403	6,626

	242,949	196,117	721,233	569,948
Expenses (3):
Operating and maintenance	37,311	33,107	109,448	96,257
Real estate taxes	35,681	26,694	106,132	77,434

	72,992	59,801	215,580	173,691

Net operating income	169,957	136,316	505,653	396,257

Other income (expense):
Fee income	7,594	10,283	23,696	31,195
Interest income	2,652	6,692	8,937	20,365
Interest expense (4)	(58,115)	(54,740)	(179,908)	(157,346)
Depreciation and amortization	(99,480)	(70,015)	(302,901)	(198,609)
General and administrative (5)	(19,540)	(19,246)	(58,878)	(59,123)
Other income (expense), net (6)	(2,758)	(2,282)	(11,881)	(3,287)
Impairment charges (7)	(1,813)	(9,260)	(18,898)	(22,902)

(Loss) income before earnings from equity method investments and other items	(1,503)	(2,252)	(34,180)	6,550
Equity in net income of joint ventures	3,620	3,780	10,241	5,543
Impairment of joint venture investments	0	0	(9,100)	0
Gain on sale and change in control of interests, net	3,984	0	87,814	1,066
Income (loss) from discontinued operations (8)	57,906	(3,258)	68,697	(27,872)
Tax benefit (expense)	212	(404)	(1,120)	(2,463)
Gain on disposition of real estate, net of tax	2,262	1,929	2,645	347

Net income (loss)	66,481	(205)	124,997	(16,829)
Income (loss) attributable to non-controlling interests	2,125	(170)	2,985	(556)

Net income (loss) attributable to DDR	68,606	(375)	127,982	(17,385)
Write-off of preferred share original issuance costs	0	0	(1,943)	(5,246)
Preferred dividends	(5,594)	(6,608)	(18,460)	(21,113)

Net income (loss) attributable to Common Shareholders	63,012	(6,983)	107,579	(43,744)

FFO:
Net income (loss) attributable to common shareholders	63,012	(6,983)	107,579	(43,744)
Depreciation and amortization of real estate investments	99,542	72,421	304,286	207,560
Equity in net income of joint ventures	(3,620)	(3,780)	(10,241)	(5,543)
Joint ventures’ FFO	8,387	12,731	24,507	37,103
Non-controlling interests (OP units)	223	54	509	162
Impairment of depreciable real estate	365	24,136	11,856	64,237
Gain on disposition of depreciable real estate, net	(57,105)	(8,701)	(159,753)	(7,417)

FFO attributable to Common Shareholders	110,804	89,878	278,743	252,358
Non-operating items, net (9)	(4,589)	147	29,445	9,814

Operating FFO	$106,215	$90,025	$308,188	$262,172

FFO per share – Diluted (10)	$0.31	$0.28	$0.77	$0.79
Operating FFO per share – Diluted (10)	$0.29	$0.28	$0.85	$0.82

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Quarter End
	3Q14	4Q13
Assets:
Land	$2,251,513	$2,209,970
Buildings	7,167,118	6,949,440
Fixtures and tenant improvements	628,407	599,221

	10,047,038	9,758,631
Less: Accumulated depreciation	(1,893,315)	(1,823,199)

	8,153,723	7,935,432
Land held for development and construction in progress	449,822	452,980
Real estate held for sale, net	0	12,670

Real estate, net	8,603,545	8,401,082

Investments in and advances to joint ventures	161,737	448,008
Cash	134,320	86,664
Restricted cash	8,250	33,476
Notes receivable, net	57,645	78,338
Receivables, including straight-line rent, net	128,414	129,513
Other assets, net (11)	531,780	515,992

Total Assets	9,625,691	9,693,073

Liabilities and Equity:
Revolving credit facilities	23,457	29,133
Unsecured debt	2,762,893	2,754,120
Unsecured term loan	350,000	350,000
Mortgage and other secured debt	2,099,694	2,161,421

	5,236,044	5,294,674
Dividends payable	61,323	55,107
Other liabilities (12)	459,787	415,413

Total Liabilities	5,757,154	5,765,194

Preferred shares	350,000	405,000
Common shares	36,034	35,938
Paid-in-capital	5,434,217	5,417,363
Accumulated distributions in excess of net income	(1,975,043)	(1,915,638)
Deferred compensation obligation	17,057	16,702
Accumulated other comprehensive income	(8,445)	(36,493)
Less: Common shares in treasury at cost	(18,475)	(18,211)
Non-controlling interests	33,192	23,218

Total Equity	3,868,537	3,927,879

Total Liabilities and Equity	$9,625,691	$9,693,073

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	3Q14	3Q13	9M14	9M13
Revenues:
Minimum rents	$87,526	$127,576	$286,974	$383,650
Percentage rent	315	393	1,090	1,451
Recoveries	24,056	31,288	72,668	93,817
Other revenues	8,076	16,744	31,791	48,881

	119,973	176,001	392,523	527,799
Expenses:
Operating and maintenance	25,535	40,750	94,260	120,884
Real estate taxes	14,489	20,349	43,527	61,246

	40,024	61,099	137,787	182,130

Net operating income	79,949	114,902	254,736	345,669

Other income (expense):
Interest expense	(41,764)	(56,453)	(141,776)	(169,935)
Depreciation and amortization	(35,579)	(56,502)	(119,641)	(173,333)
Impairment charges	(11,093)	(13,390)	(11,693)	(51,713)
Tax expense	0	(6,446)	(6,565)	(20,299)
Other expense, net	(188)	(1,916)	(3,024)	(2,229)

	(88,624)	(134,707)	(282,699)	(417,509)

Loss from continuing operations	(8,675)	(19,805)	(27,963)	(71,840)
Loss from discontinued operations	(55)	(11,196)	(844)	(22,604)
Gain (loss) on disposition of discontinued operations, net	4,713	(21,228)	28,224	(27,133)
Gain on disposition of real estate, net	3,833	151	3,833	794

Net (loss) income	(184)	(52,078)	3,250	(120,783)
Loss attributable to non-controlling interests	0	(5,800)	(2,023)	(19,715)

Net (loss) income attributable to unconsolidated joint ventures	(184)	(57,878)	1,227	(140,498)
Depreciation and amortization of real estate investments	35,574	58,544	118,020	180,909
Impairment of depreciable real estate	11,093	21,874	11,693	66,437
(Gain) loss on disposition of depreciable real estate, net	(8,546)	21,228	(31,965)	26,655

FFO	37,937	43,768	98,975	133,503
FFO at DDR’s ownership interests	8,387	12,731	24,507	37,103
Operating FFO at DDR’s ownership interests	8,387	12,331	24,643	36,413

Net income at DDR’s ownership interests	3,316	2,800	9,483	4,328
Basis differences	304	980	758	1,215

Equity in net income of joint ventures	$3,620	$3,780	$10,241	$5,543

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Quarter End
	3Q14	4Q13
Assets:
Land	$1,080,086	$1,275,232
Buildings	2,917,565	3,940,806
Fixtures and tenant improvements	168,575	266,851

	4,166,226	5,482,889
Less: Accumulated depreciation	(814,365)	(839,867)

	3,351,861	4,643,022
Land held for development and construction in progress	56,713	116,088

Real estate, net	3,408,574	4,759,110
Cash and restricted cash	95,768	282,866
Receivables, including straight-line rent, net	68,951	101,003
Other assets, net	97,959	196,615

Total Assets	3,671,252	5,339,594

Liabilities and Equity:
Mortgage debt	2,572,521	3,282,643
Notes and accrued interest payable to DDR	142,502	127,679
Other liabilities	142,521	245,368

Total Liabilities	2,857,544	3,655,690

Redeemable preferred equity	38,635	71,771
Accumulated equity	775,073	1,612,133

Total Liabilities and Equity	$3,671,252	$5,339,594

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		3Q14	3Q13	9M14	9M13

(1)	Minimum rents:
	Straight-line rent, net	$1.5	$1.2	$4.0	$4.3
	Below-market rent, net	0.3	0.3	0.8	0.2
	Ground lease revenue	8.5	6.5	24.5	18.1

(2)	Other revenues:
	Lease termination fees	0.7	1.0	4.1	6.2
	Other miscellaneous	0.2	0.1	1.3	0.4

(3)	Operating expenses:
	Recoverable expenses (excludes discontinued operations)	(65.5)	(51.3)	(193.5)	(148.6)
	Non-recoverable expenses (excludes discontinued operations)	(7.5)	(8.5)	(22.1)	(25.1)
	Straight-line ground rent expense	(0.2)	(0.3)	(0.8)	(0.9)
	Expensed costs of suspended developments	(0.1)	(0.6)	(0.8)	(1.7)

(4)	Non-cash interest expense:
	Convertible debt accretion	(2.9)	(2.7)	(8.5)	(8.0)
	Debt fair value amortization	4.1	1.3	12.5	2.5
	Loan cost amortization	(3.1)	(3.0)	(9.5)	(9.0)
	Interest expense (capitalized)	2.7	2.0	6.6	6.8

(5)	General and administrative expenses:
	Stock compensation expenses	(1.9)	(1.9)	(5.8)	(5.6)
	Internal leasing expenses	(1.7)	(1.8)	(5.6)	(5.7)
	Construction administrative costs (capitalized)	2.5	2.4	7.3	6.9

(6)	Other income (expense):
	Transactions and other	(1.6)	(1.9)	(9.7)	(2.4)
	Litigation expenses	(1.2)	(0.4)	(2.2)	(1.2)
	Debt extinguishment, net	0.0	0.0	0.0	0.3

(7)	Impairment charges:
	Land held for development	0.0	0.0	13.2	0.0
	Undeveloped land	1.4	0.0	1.8	2.6
	Assets marketed for sale	0.4	9.2	3.9	20.3

(8)	Discontinued operations:
	Revenues	5.6	15.1	21.2	50.9
	Expenses	(4.8)	(12.2)	(18.7)	(42.1)
	Impairments	(0.0)	(14.9)	(8.1)	(43.9)
	Gain on disposition of real estate, net	57.1	8.7	74.3	7.2

	Net income (loss)	57.9	(3.3)	68.7	(27.9)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		3Q14	3Q13	9M14	9M13

(9)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	$1.4	$0.0	$24.2	$2.6
	Transaction, litigation, debt extinguishment costs, other	2.8	2.4	12.1	4.0
	Joint ventures – currency, other	0.0	(0.4)	0.1	(0.7)
	Non-cash gain on sale of non-depreciable real estate, net of non-controlling interests and foreign currency	(4.8)	(1.9)	(4.9)	(0.2)
	Non-cash gain on sale and change in control of interests, net	(4.0)	0.0	(4.0)	(1.1)
	Non-cash write-off of preferred share original issuance costs	0.0	0.0	1.9	5.2

		(4.6)	0.1	29.4	9.8
(10)	Outstanding per share information:
	Common shares (at quarter end)	360.2	324.1	360.2	324.1
	OP units (at quarter end)	1.4	0.4	1.4	0.4

	Total shares and units (at quarter end)	361.6	324.5	361.6	324.5
	Weighted average shares and units – Basic – EPS	358.0	318.2	357.8	316.1
	Assumed conversion of dilutive securities	0.5	0.0	0.5	0.0

	Weighted average shares and units – Diluted – EPS	358.5	318.2	358.3	316.1
	Weighted average shares and units – Basic – FFO & OFFO	361.0	320.6	360.2	318.7
	Assumed conversion of dilutive securities	0.5	0.5	0.5	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	361.5	321.1	360.7	319.2
	Earnings per common share – Basic	$0.17	$(0.02)	$0.30	$(0.14)
	Earnings per common share – Diluted	$0.17	$(0.02)	$0.30	$(0.14)
	FFO per share – Basic	$0.31	$0.28	$0.77	$0.79
	FFO per share – Diluted	$0.31	$0.28	$0.77	$0.79
	Operating FFO per share – Diluted	$0.29	$0.28	$0.85	$0.82
	Common stock dividends declared, per share	$0.155	$0.135	$0.465	$0.405

(11)	Intangible assets, net (at quarter and year end)			428.1	409.6

(12)	Below-market leases, net (at quarter and year end)			139.6	123.9

Additional financial information:

	Capital expenditures (DDR share):
	Leasing	$9.8	$9.2	$30.5	$29.5
	Maintenance – total	6.0	2.9	9.2	5.4
	Maintenance PSF of owned GLA – non reimbursable			0.16	0.10

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers (at 12/31/13)			$35.0
	Cost basis of headquarters (non-income producing, at quarter end)			40.0